                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K

                                      --------



                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                 Date of report (date of earliest event reported):
                                 April 14, 2000



                          CAPROCK COMMUNICATIONS CORP.
                          ----------------------------
               (Exact name of registrant as specified in its charter)

          Texas                     0-24581                   75-2765572
   -------------------         -----------------           -----------------
    (State or other               (Commission               (I.R.S. Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)


                         15601 DALLAS PARKWAY, SUITE 700
                                DALLAS, TEXAS  75248
                         -------------------------------
            (Address of principal executive offices, including zip code)


         Registrant's telephone number, including area code (972) 982-9500
                                                            --------------

                                      N/A
                                 --------------
            (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

          See Exhibit 20.1 to this Form 8-K

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibit.

               20.1  Press Release, dated April 14, 2000.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CAPROCK COMMUNICATIONS CORP.


April 19, 2000                     By:    /s/ LEO J. CYR
                                      ---------------------------
                                          Leo J. Cyr
                                          President and
                                          Chief Operating Officer

                                   EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------

20.1                      Press Release, dated April 14, 2000.